                                August 22, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Dear Sirs:

     Pursuant to the requirements of the Securities Exchange Act of 1934, Hershey Foods Corporation is filing the enclosed Form 8-K.

     Should you have any questions, please give me a call at (717)534-7911.

                                   Sincerely

                                   HERSHEY FOODS CORPORATION



                                   /s/ Mark E. Kimmel
                                   Senior Counsel
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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): AUGUST 21, 1997
                                                       ------------------

                           HERSHEY FOODS CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Delaware                        1-183                         23-0691590
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                 (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


    100 Crystal A Drive, Hershey, Pennsylvania                    17033
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:    (717) 534-6799
                                                    ----------------------------


                              Page 1 of 30 Pages
                            Exhibit Index - Page 3
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                     INFORMATION TO BE INCLUDED IN REPORT


Item 5. Other Events
        ------------

     The Corporation entered into an Underwriting Agreement dated August 21, 1997 with Goldman, Sachs & Co., with respect to the issuance by the Corporation of certain debt securities. The Corporation has entered into a Pricing Agreement dated August 21, 1997 concerning the issuance and sale of $150 million aggregate principal amount of 6.95% Notes due August 15, 2012 ("Notes") and $250 million aggregate principal amount of 7.20% Debentures due August 15, 2027 (the "Debentures"). Information concerning the Notes and Debentures and related matters is set forth in the Corporation's Prospectus dated August 18, 1997, and in a Prospectus Supplement dated August 21, 1997, which was filed with the Securities and Exchange Commission on August 22, 1997.

Item 7. Financial Statements and Exhibits
        ---------------------------------

     Exhibits filed herewith:

      1--Underwriting Agreement, dated August 21, 1997, by and between the
         Corporation and Goldman, Sachs & Co.
     99--Pricing Agreement, dated August 21, 1997, by and between the Corporation and Goldman, Sachs & Co.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 22, 1997



                                       HERSHEY FOODS CORPORATION


                                       By /s/ Mark E. Kimmel
                                          ---------------------------
                                           Mark E. Kimmel
                                           Assistant Secretary

                                 Exhibit Index
                                 -------------

Exhibit No.                      Description                        Page No.
-----------                      -----------                        --------

 1                            Underwriting Agreement, dated             4
                              August 21, 1997, by and between
                              the Corporation and Goldman
                              Sachs & Co.

99                            Pricing Agreement, dated August 21,      24
                              1997, by and between the Corporation
                              and Goldman Sachs & Co.



                                       3